Exhibit 99.1

Slide-1

Disclaimer

Slide-2

Risk Factors

Slide-3

Forward-Looking Statements

Slide-4

On Today’s Call

Slide-5

Management Update

Slide-6

Multi-Tenant Necessity-Based Retail Focus

Slide-7

America Shops at Necessity-Based Retail Centers

Slide-8

Capturing Value Through NOI Growth

Slide-9

Portfolio Overview - Shoppes at Lake Park - West Valley City, Utah

Slide-10

Portfolio Overview Continued - Top 10 Tenants as of September 30, 2015

Slide-11

Portfolio Overview Continued

Slide-12

Acquisition Highlight - Settlers Ridge - Pittsburgh, Pennsylvania

Slide-13

Acquisition Highlight - Milford Marketplace - Milford, Connecticut

Slide-14

Consolidated Financial Highlights

Slide-15

Mortgages and Credit Facilities Payable

Slide-16

Retail Market Overview

Slide-17

Questions?

Slide-18

Inland Real Estate Income Trust, Inc.

Inland Real Estate Income Trust, Inc.

2015 Q3 Results Webcast

Thursday, November 19, 2015 • 2:00 pm CT

Audio is available via webcast – dial in number not required.

inland-investments.com

Disclaimer

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Past performance is not a guarantee of future results. When making an investment decision in Inland Real Estate Income Trust, Inc. (“Inland Income Trust”), investors should not rely on past performance of the real estate investment trusts (“REITs”) or real estate programs sponsored by Inland Real Estate Investment Corporation (“Inland Investments”). An investment in Inland Income Trust will not entitle an investor to ownership in any other REIT or investment program sponsored by Inland Investments. Inland Income Trust is a part of The Inland Real Estate Group of Companies, Inc.

The companies depicted in the logos in this presentation are tenants of Inland Income Trust. The companies depicted in the photographs and logos in this presentation may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, dealer manager for Inland Income Trust. Inland Securities Corporation, member FINRA/SIPC.

Publication Date: 11/19/2015

Risk Factors

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Forward-Looking Statements

In addition to historical information, this webcast contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this webcast.

On Today's Call

Inland Real Estate Income Trust, Inc.

inland-investments.com



Mitchell Sabshon

Chief Executive Officer



JoAnn McGuinness

President and Chief Operating Officer



David Lichterman

Vice President, Chief Accounting Officer & Treasurer

Successful Close of Inland Income Trust


Cumulative Inland Income Trust Capital Raise
at October 16, 2015 Close
$856,499,912
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
10/2011
01/2012
04/2012
07/2012
10/2012
01/2013
04/2013
07/2013
10/2013
01/2014
04/2014
07/2014
10/2014
01/2015
04/2015
07/2015
10/2015

Multi-Tenant Necessity-Based Retail Focus

Inland Real Estate Income Trust, Inc.

inland-investments.com

Inland Income Trust is focused on acquiring multi-tenant, necessity-based shopping centers.



Grocery stores held lion's share of U.S. consumers' shopping trips
Share of Trips
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
38.10%
9.52%
8.73%
7.94%
6.35%
Grocery
Drug
Dollar
Club
Mass Merchandise Store

Source: IRI/Statista 2014.

America Shops at Necessity-Based Retail Centers

Inland Real Estate Income Trust, Inc.

inland-investments.com

2014 Average Trips per Shopper per Month

4.8
Grocery Trips

Drug Store: .... **1.2 Trips**
Dollar Store: .... **1.1 Trips**
Club Store: .... **1 Trip**
Mass Merchandise Store: ... **0.8 Trips**

Source: IRI/Statista 2014.

Capturing Value Through NOI Growth

Not all retail is the same. Shorter lease terms capture net operating income ("NOI") growth.

Forecasted NOI Growth Rates, Multi-Tenant Retail


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	2015	2016	2017	2018
Multi-Tenant Retail NOI Growth*	3.50%	3.20%	3.10%	2.70%
CPI Forecast**	2.00%	2.10%	2.20%	2.40%

*Source: Green Street Advisors

**Source: Congressional Budget Office

Portfolio Overview

Inland Real Estate Income Trust, Inc.

inland-investments.com

As of September 30, 2015	
Total Number of Properties:	47
Total Square Feet:	4,633,023
Number of States:	20
Economic Occupancy:	97%
Physical Occupancy:	96.2%
Number of Tenants:	469
Annualized Distribution Rate:	6.0%


FAMOUS footwear

Shoppes at Lake Park

West Valley City, Utah

The 6.0% annualized distribution rate is based on a $10 share price, is payable monthly and is not guaranteed and may be modified at any time. **As of September 30, 2015, approximately 37% of distributions paid to stockholders of record since inception (10/18/2012) were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), and approximately 63% of distributions were paid from cash flow from operations (may be return of capital) and sponsor contributions.** When Inland Income Trust makes cash distributions using offering or financing proceeds, it will have less proceeds to invest in properties, and this may lower its overall return potential.

Portfolio Overview Continued

Top 10 Tenants as of September 30, 2015	Number of Leases	% of ABR*
Dick's Sporting Goods	5	5.0%
Roundy's/Pick 'n Save/Copps	3	4.9%
Petsmart	8	3.9%
Albertsons / Jewel / Shaws	2	3.5%
T.J.Maxx/HomeGoods/Marshalls	9	3.5%
Kohl's	4	3.2%
Sports Authority	3	2.7%
Ross Dress for Less	5	2.2%
Dollar General	12	1.9%
Ulta Salon	5	1.8%

*Annualized Base Rent

Portfolio Overview Continued
(as of September 30, 2015)

Inland Real Estate Income Trust, Inc.

inland-investments.com



1 property
ID
2 properties
UT
1 property
2 properties
NE
3 properties
KS
5 properties
WI
1 property
IL
1 property
KY
3 properties
TN
MO
3 properties
AR
1 property
MA
1 property
CT
1 property
VA
2 properties
NC
4 properties
GA
1 property
FL
TX
3 properties
LA
MS
AL
1 property
2 properties
9 properties
No Assets
0-5% of ABR*
5.01-10% of ABR
10.01% or Greater of ABR

* Annualized Base Rent

Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Settlers Ridge Pittsburgh, Pennsylvania	
Transaction Date:	October 1, 2015
Transaction Price:	$139.2 Million
Leasable Area:	472,572 SF
Portfolio Sector:	Retail
Tenants:	▪ Giant Eagle ▪ Cinemark Theaters ▪ REI



CINEMARK

Settlers Ridge

Pittsburgh, Pennsylvania

Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Milford Marketplace Milford, Connecticut	
Transaction Date:	October 1, 2015
Transaction Price:	$34.1 Million
Leasable Area:	112,257 SF
Portfolio Sector:	Retail
Tenants:	▪ Whole Foods ▪ JoS. A. Bank ▪ Loft


JoS.A.BANK

Milford Marketplace

Milford, Connecticut

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	September 30, 2015 (in thousands)	September 30,2014 (in thousands)
Total Assets:	$1,130,747	$410,563
Stockholders' Equity:	$669,292	$264,023
Distributions Paid:	$30,059	$5,731
Cash Flow Provided by Operations:	$19,230	$2,233
GAAP Net Loss:	$(4,385)	$(3,744)
Funds from Operations ("FFO")[(1)]:	$18,231	$1,114
Modified Funds from Operations ("MFFO")[(2)]:	$22,195	$5,364

For the nine months ended September 30, 2015, approximately 25% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), 11% from Sponsor contributions and approximately 64% were paid from cash flow from operations (may be return of capital). For the nine months ended September 30, 2014, approximately 50% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), 11% from Sponsor contributions and approximately 39% were paid from cash flow from operations (may be return of capital). When Inland Income Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

Inland Real Estate Income Trust, Inc. FFO and MFFO for the nine months ended September 30, 2015 and 2014 is calculated on page 35 of the Form 10-Q for the quarter ended September 30, 2015 as follows:

		9 Months Ended September 30, 2015 (in thousands)	9 Months Ended September 30, 2014 (in thousands)
	GAAP Net loss	$(4,385)	$(3,744)
Add:	Depreciation and amortization related to investment properties	22,616	4,858
	Funds from operations (FFO)	**$18,231**	**$1,114**
Add:	Acquisition related costs	5,941	4,384
	Amount of loss recognized in income on derivative (ineffective portion)	(269)	71
Less:	Amortization of acquired market lease intangibles, net	(510)	(17)
	Straight-line rental income	(1,198)	(188)
	Modified funds from operations (MFFO)	**$22,195**	**$5,364**

1 – **Funds from Operations ("FFO"):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 – **Modified Funds from Operations ("MFFO"):** An industry accepted and reported supplemental measure of publicly registered non-listed REIT's operating performance. As defined by Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to deferred rent receivables and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

Mortgages and Credit Facilities Payable

	September 30, 2015 (in thousands)	September 30, 2014 (in thousands)
Mortgages Payable (excludes unamortized fair value adjustment related to assumed debt):	$295,569	$127,061
Credit Facility Payable:	$100,000	-
Ratio of Total Mortgages and Credit Facility Payable to Total Assets:	35%	31%
Annual Weighted Average Interest Rate on Mortgages Payable:	3.79%	2.69%
Annual Weighted Average Credit Facility Payable:	1.60%	-


Scheduled Maturities of Mortgages and Credit Facilities Payable
As of September 30, 2015
(in thousands)
150,000
100,000
50,000
-
2015
2016
2017
2018
2019
Thereafter
Mortgages Payable
Credit Facilities Payable

Retail Market Overview

- Economic trends:
  - Unemployment rate dipped to 5%[1]
  - U.S. consumers have lower financial obligations and improved savings rate[2]
- Retail fundamentals:
  - Increase in average rents[2]
  - Low level of new development
- Positive reflection for future consumer spending



Mansfield Pointe Shopping Center
Mansfield, Texas

1. New York Times. Strong Growth in Jobs May Encourage Fed to Raise Rates. November 6, 2015.
2. CBRE. U.S. Retail MarketView. Q2 2015.

Questions?

Inland Real Estate Income Trust, Inc.